Exhibit 10.2
AMENDMENT NO. 1 TO TERMINATION AGREEMENT
     THIS AMENDMENT NO. 1 TO TERMINATION AGREEMENT (this “Amendment”) is made as of March 31, 2008, by and between ARE — 60 WESTVIEW, LLC, a Delaware limited liability company (“Landlord”), and CRITICAL THERAPEUTICS, INC., a Delaware corporation (“Tenant”).
RECITALS :
     A. Landlord and Tenant entered into that certain Agreement For Termination of Lease And Voluntary Surrender of Premises dated as of January 16, 2008 (the “Termination Agreement”), pursuant to which Landlord and Tenant agreed to terminate the Lease (as defined therein) for the premises commonly known as 60 Westview Street, Lexington, Massachusetts (the “Premises”).
     B. As provided in the Termination Agreement, the Lease would terminate as of 11:59 PM on the date that is the day before the “Commencement Date” under the Lease between Landlord, as landlord, and Microbia Precision Engineering, Inc., as tenant (the “New Lease”).
     C. Landlord has advised Tenant that the “Commencement Date” under the New Lease is March 1, 2008.
     D. Landlord and Tenant desire to amend the Termination Agreement to memorialize the date on which the Lease terminated and to acknowledge the satisfaction of all conditions precedent.
     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained and intending to be legally bound, the parties hereto agree that:
     1. The Lease terminated as of 11:59 PM on February 29, 2008, and said date is the “Termination Date” under the Termination Agreement.
     2. Landlord hereby acknowledges that the conditions precedent set forth in Paragraph 9 of the Termination Agreement have been satisfied.
SIGNATURES APPEAR ON THE FOLLOWING PAGE

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
LANDLORD;
ARE — 60 WESTVIEW, LLC, a Delaware
limited liability company
By: AREE — HOLDINGS, L.P., a Delaware
       limited partnership, managing member
       By: ARE — GP HOLDINGS QRS CORP.,
              a Delaware corporation, general partner

By:	/s/ Jackie Clem
	Name:	Jackie Clem
	Title:	VP - RE Legal Affairs

TENANT: CRITICAL THERAPEUTICS, INC., a Delaware corporation
By:	/s/ Trevor Phillips
	Name:	Trevor Phillips
	Title:	Chief Operating Officer

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